UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

 __________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 24, 2015

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INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Named Executive Officer Compensation. On February 24, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Infinera Corporation (the “Company”) approved the fiscal year 2015 compensation for the Company’s named executive officers. James L. Laufman was hired to the position of Senior Vice President and General Counsel effective October 20, 2014 and his salary, target bonus percentage and equity award were approved at the time of his hire date.

Base Salaries. The Committee approved increases to the base salaries of Thomas J. Fallon and David F. Welch, Ph.D, effective as of January 1, 2015. The base salaries for the other named executive officers remained unchanged.

		FY14	FY15
Named Executive Officer	Position	Base Salary	Base Salary
Thomas J. Fallon	Chief Executive Officer	$468,750	$540,000
Brad Feller	Chief Financial Officer	$360,000	$360,000
Robert J. Jandro	Senior Vice President, Worldwide Sales	$350,000	$350,000
James L. Laufman	Senior Vice President and General Counsel	$325,000	$325,000
David F. Welch, Ph.D.	President	$375,000	$450,000
Target Bonus Percentages. The Committee approved the following target bonus percentages, as a percentage of base salary, for the named executive officers for 100% achievement under the Company’s fiscal year 2015 Bonus Plan, effective as of December 28, 2014, the first day of fiscal year 2015:

		FY14 Target	FY15 Target
		Bonus	Bonus
		(as a percentage	(as a percentage
Named Executive Officer	Position	of Base Salary)	of Base Salary)
Thomas J. Fallon	Chief Executive Officer	125%	125%
Brad Feller	Chief Financial Officer	60%	70%
Robert J. Jandro	Senior Vice President, Worldwide Sales	100%	100%
James L. Laufman	Senior Vice President and General Counsel	Not Eligible	60%
David F. Welch, Ph.D.	President	80%	80%
Annual Equity Awards. On February 24, 2015, the Committee approved equity awards to certain of the named executive officers in the form of restricted stock units. The restricted stock units were granted pursuant to the Company’s 2007 Equity Incentive Plan (the “2007 Plan”) and are comprised of the following numbers of shares underlying the restricted stock units:

Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	55,240
Brad Feller	Chief Financial Officer	18,560
Robert J. Jandro	Senior Vice President, Worldwide Sales	17,990
David F. Welch, Ph.D.	President	28,770
The restricted stock units vest as to one-third of the underlying shares annually on each of May 5, 2016, 2017 and 2018, subject to each named executive officer’s continued service to the Company through each applicable vesting date. In connection with his hire in October 2014, Mr. Laufman received an award of 94,607 restricted stock units subject to a four-year vesting schedule, with 25% of the shares scheduled to vest based on his continued service on each of November 5, 2015, 2016, 2017 and 2018, respectively.
Special Retention Award. Dr. Welch also received a special retention award in the amount of 28,770 restricted stock units that vests as to 50% of the shares on May 5, 2017 and 50% of the shares on May 5, 2018, subject to his continued service to the Company through each applicable vesting date.

Performance-Based Equity Awards. On February 24, 2015, the Committee approved two equity awards for each of the named executive officers in the form of restricted stock units with performance-based vesting conditions. The first type of performance-based award was granted pursuant to the Company’s 2007 Plan and is comprised of the following target numbers of shares underlying restricted stock units:

		Target Performance-Based
Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	51,920
Brad Feller	Chief Financial Officer	11,630
Robert J. Jandro	Senior Vice President, Worldwide Sales	11,270
David F. Welch, Ph.D.	President	18,030
The Committee established a three-year performance period for the first performance-based awards, with one-third (1/3) of the target number of performance-based awards eligible to vest based on the Company’s one-year total stockholder return as compared to the Standard & Poor’s North American Technology Multimedia Networking Index (the “S&P Networking Index”), one-third (1/3) based on the two-year comparison to the S&P Networking Index, and one-third (1/3) based on the three-year comparison to the S&P Networking Index. The performance-based awards shall only vest upon the determination by the Committee of the achievement of the performance metrics and are subject to each named executive officer’s continued service to the Company. The performance-based awards are subject to a payout of between 0% and 150% of the target number of performance-based awards based on the Company’s relative performance to the S&P Networking Index. The performance-based awards will payout at 150% if the Company’s stock price outperforms the S&P Networking Index by 25% or more and will have a 0% payout if the Company’s stock price underperforms the S&P Networking Index by 33% or more. In addition, if the total stockholder return during any period is negative (as a result of a decline in the stock price during such period), then the maximum payout for the performance-based awards is 100%. In the event that there is a negative stockholder return during any of the first two one-year periods, then any potential payout above 100% would be rolled over to the next year and paid out only in the event that the Company’s relative performance to the S&P Networking Index in the subsequent year was at least 100%, and the total stockholder return during that period was positive.
The second type of performance-based award was granted pursuant to the Company’s 2007 Plan and is comprised of the following target numbers of shares underlying restricted stock units:

		Target Performance-Based
Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	27,620
Brad Feller	Chief Financial Officer	6,190
Robert J. Jandro	Senior Vice President, Worldwide Sales	6,000
David F. Welch, Ph.D.	President	9,590
The Committee established a performance period running from the first day of fiscal year 2015 through the second quarter of fiscal year 2016 based on the achievement of certain revenue targets. This performance-based award is to be measured at the end of fiscal year 2015 and at the end of the second quarter of fiscal year 2016 to review the revenue targets, and shall vest only upon the achievement of a minimum threshold. The maximum payout is capped at 200% of target. If the revenue threshold is not met after review of the financials after the second quarter of fiscal year 2016, no shares will vest.
Bonus Plan. Pursuant to the Company’s Bonus Plan, the Committee shall, among other things, determine eligibility for participation, establish bonus pool funding criteria, determine target awards, and establish individual performance criteria. On February 24, 2015, the Committee approved the bonus pool funding and award payout criteria for all employees of the Company, including each of the named executive officers, for fiscal year 2015 (the “2015 Bonus Terms”). The funding of a bonus pool for named executive officers under the 2015 Bonus Terms is based on achievement by the Company against financial performance metrics, including revenue and operating income goals, for fiscal year 2015 (the “Financial Goals”), and on achievement by the Company against certain operational goals for fiscal year 2015 (the “Operational Goals”).

Pursuant to the 2015 Bonus Terms, each named executive officer may be eligible for a final bonus payout (the “Final Award”) based on the achievement of the Financial Goals and Operational Goals for fiscal year 2015. The Final Award, if any, will be determined as the product of: (a) the named executive officer’s target bonus percentage, (b) the named executive officer’s base salary as of the last day of fiscal year 2015, (c) the named executive officer’s individual performance rating (the “Rating Percent”), and (d) the percentage of achievement of the Financial Goals and Operational Goals against targets established by the Committee. The Rating Percent will be set at 100%; provided, however, that the Committee, in its discretion and upon solicitation of the recommendation of the Company’s Chief Executive Officer as to the other named executive officers, may increase or decrease the funding for any named executive officer by up to 25%. The Final Award for each named executive officer is capped at 150% of such named executive officer’s target bonus percentage paid to such named executive officer.
The Committee retains the discretion to modify the 2015 Bonus Terms. The foregoing description is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached as Exhibit 10.1 to the Form 8-K filed on February 14, 2011 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: March 2, 2015	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President and General Counsel